______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported)
                                December 9, 1999



                            TRANSCEND SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                        0-18217              33-0378756
(State or other jurisdiction of    (Commission File Number)   (I.R.S.Employer
 incorporation or organization)                              Identification No.)



                        3353 Peachtree Road, Suite 1000
                               Atlanta, GA 30326
                                 (404) 364-8000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

______________________________________________________________________________

Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

Pursuant to an Asset Purchase Agreement dated December 9, 1999, Transcend Services, Inc. (the "Company") sold the net assets and contracts of its Utah-based medical transcription services operation to MedQuist Transcriptions, Ltd., a subsidiary of MedQuist, Inc. The purchase price was $2,475,000 consisting of $2,350,000 in cash and $125,000 in a promissory note due December 10, 2001.

Pursuant to an Asset Purchase Agreement dated December 16, 1999, the Company sold the net assets and contracts of its Northeast-based medical transcription services operation to MedQuist Transcriptions Ltd, Inc. a subsidiary of MedQuist, Inc. The purchase price was $4,630,000 consisting of $4,398,500 in cash and $231,500 in a promissory note due December 17, 2001.

The sales complete the first phase of the overall restructuring plan by Transcend designed to improve the Company's capital structure, meet Nasdaq's continued listing requirements, and to focus its operations and growth on its internet-based transcription service strategy. In this phase, the Company sold transcription operations that do not operate on the Company's internet platform. In addition to the Northeast-based and Utah-based operations, the Company previously sold four contracts associated with other transcription operations to Medquist Transcriptions, Ltd. for $600,000 in cash and future consideration of up to $750,000 based on actual revenues earned by MedQuist over a two year period. In connection with these sales, Transcend signed three year non-compete agreements with MedQuist Transcriptions, Ltd. prohibiting the Company from providing transcription services in the states of Utah, New Jersey, New York, Rhode Island, Connecticut, Massachusetts, Vermont, New Hampshire and Maine, subject to certain exceptions.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (a)  Financial Statements of businesses acquired: not applicable

        (b)  Pro Forma Financial Information

The Company sold the net assets and contracts of its Utah-based and Northeast-based transcription operations and four other transcription contracts to MedQuist Transcriptions, Ltd. for cash and notes. The Pro Forma Statements below present the Condensed Balance Sheets at December 31, 1998 and September 30, 1999 and the Condensed Statements of Income for the year ended December 31, 1998 and the nine months ended September 30, 1999 on a historical basis, adjustments related to the transactions described above, and on an adjusted Pro Forma basis.

                           Transcend Services, Inc.
                     Consolidated Condensed Balance Sheets
                              September 30, 1999
                                  (unaudited)
                             Amounts in Thousands

                                         Historical
                                         As Reported  Adjustments   Pro Forma
                                         -----------  -----------   ---------
                 Assets

Cash                                         $    67      $ 2,300     $ 2,367
Other Current Assets                           8,001         (442)      7,559
Property and Equipment, net                    7,006         (298)      6,708
Other Assets                                     519            -         519
Intangible Assets, net                         2,546         (752)      1,794
Net Assets Related to
  Discontinued Operations                      2,692            -       2,692
                                             -------      -------     -------
                                             $20,831      $   808     $21,639
                                             -------      -------     -------

  Liabilities and Stockholder's Equity

Current Liabilities                          $ 8,988      $  (512)    $ 8,476
Convertible Debentures                         2,000            -       2,000
Other Long Term Liabilities                    5,185       (5,000)        185
Deferred Income Taxes                            539            -         539
Equity                                         4,119        6,320      10,439
                                             -------      -------     -------
                                             $20,831      $   808     $21,639
                                             -------      -------     -------


                           Transcend Services, Inc.
                     Consolidated Condensed Balance Sheets
                               December 31, 1998
                                  (unaudited)
                             Amounts in Thousands

                                         Historical
                                         As Reported  Adjustments   Pro Forma
                                         -----------  -----------   ---------
                 Assets

Cash                                         $   450      $ 2,000     $ 2,450
Other Current Assets                           9,146         (388)      8,758
Property and Equipment, net                    7,302         (352)      6,950
Other Assets                                     482            -         482
Intangible Assets, net                         2,865         (842)      2,023
Net Assets Related to
  Discontinued Operations                      2,726            -       2,726
                                             -------      -------     -------
                                             $22,971      $   418     $23,389
                                             -------      -------     -------

  Liabilities and Stockholder's Equity

Current Liabilities                          $ 7,372      $  (511)    $ 6,861
Convertible Debentures                         2,000            -       2,000
Other Long Term Liabilities                    5,547       (5,300)        247
Deferred Income Taxes                            540            -         540
Equity                                         7,512        6,229      13,741
                                             -------      -------     -------
                                             $22,971      $   418     $23,389
                                             -------      -------     -------

                           Transcend Services, Inc.
                  Consolidated Condensed Statements of Income
                     Nine Months Ended September 30, 1999
                                  (unaudited)
                             Amounts in Thousands


                                             Historical
                                            As Reported Adjustments Pro Forma
                                            ----------- ----------- ---------
 Net Revenues                                  $39,770    $(5,436)   $34,334
 Direct Costs                                   34,970     (4,262)    30,708
                                               -------    -------    -------
 Gross Profit                                    4,800     (1,174)     3,626
                                               -------    -------    -------
 Marketing and Sales Expenses                    1,763          -      1,763
 General and Administrative Expenses             4,678          -      4,678
 Research and Development Expenses                 546          -        546
 Amortization Expenses                             190        (93)        97
                                               -------    -------    -------
 Income (loss) from Operations                  (2,377)    (1,081)    (3,458)
                                               -------    -------    -------

 Other Expenses:
 Interest Expense                                  625       (512)       113
 Other Expenses                                      -          -          -
                                               -------    -------    -------
Loss Before Tax from Continuing Operations      (3,002)      (569)    (3,571)
                                               -------    -------    -------
 Income Taxes                                        -                     -
                                               -------    -------    -------
Loss from Continuing Operations                $(3,002)   $  (569)   $(3,571)
                                               =======    =======    =======

                           Transcend Services, Inc.
                  Consolidated Condensed Statements of Income
                         Year Ended December 31, 1998
                                  (unaudited)
                             Amounts in Thousands


                                             Historical
                                            As Reported  Adjustments Pro Forma
                                            -----------  ----------- ---------
 Net Revenues                                   $53,314   $(6,578)   $46,736
 Direct Costs                                    44,748    (5,007)    39,741
                                                -------   -------    -------
 Gross Profit                                     8,566    (1,571)     6,995
                                                -------   -------    -------
 Marketing and Sales Expenses                     2,238         -      2,238
 General and Administrative Expenses              4,891         -      4,891
 Research and Development Expenses                  260         -        260
 Amortization Expenses                              213      (124)        89
                                                -------   -------    -------
 Income (loss) from Operations                      964    (1,447)      (483)
                                                -------   -------    -------

 Other Expenses:
 Interest Expense                                   521      (683)      (162)
 Other Expenses                                      61         -         61
                                                -------   -------    -------
Income (Loss) Before Tax from Continuing
   Operations                                       382      (764)      (382)
                                                -------   -------    -------
 Income Taxes                                         -                    -
                                                -------   -------    -------
Income (Loss) from Continuing Operations        $   382   $  (764)   $  (382)
                                                =======   =======    =======

(c)     Exhibits:
---     ---------

        The following Exhibits are attached:

        2(a) Asset Purchase Agreement dated December 9, 1999.

        2(b) Press release dated December 9, 1999.

        2(c) Non-Competition Agreement dated December 9, 1999

        2(d) Asset Purchase Agreement dated December 16, 1999.

        2(e) Press release dated December 17, 1999.

        2(f) Non-Competition Agreement dated December 16, 1999



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TRANSCEND SERVICES, INC.


December 27, 1999               By:  /s/ Larry G. Gerdes
                                    ----------------------------------
                                    Larry G. Gerdes,
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)

December 27, 1999
                                By: /s/ Doug Shamon
                                    ----------------------------------
                                    Doug Shamon
                                    Executive Vice President,
                                    Chief Financial Officer (Principal
                                    Financial and Accounting Officer)